INCOME TAXES	12 Months Ended
Sep. 30, 2021
INCOME TAXES
INCOME TAXES

13. INCOME TAXES

The Company has incurred losses since inception, which have generated net operating loss carryforwards.  The net operating loss carryforwards arise from United States sources.

Losses arising from United States taxable operations were approximately $6.5 million and $5.1 million for the years ended September 30, 2021 and 2020.

The Company has Federal net operating loss carryforwards of approximately $43.8 million which expire in 2028-2041. Because it is not more likely than not that sufficient tax earnings will be generated to utilize the net operating loss carryforwards, a corresponding valuation allowance equal to 100% of the gross deferred tax asset of approximately $9.7 million and $8.0 million was established as of September 30, 2021 and 2020.  The Company does not recognize the majority of state tax loss operating loss carryforwards as a deferred tax asset given it no longer has any operation in that state.

Under the Tax Reform Act of 1986, the amounts of, and benefits from, net operating losses may be limited in certain circumstances, including a change in control. Section 382 of the Internal Revenue Code generally imposes an annual limitation on the amount of net operating loss carryforwards that may be used to offset taxable income when a corporation has undergone significant changes in its stock ownership. There can be no assurance that the Company will be able to utilize any net operating loss carryforwards in the future. The Company is subject to possible tax examination for the years 2016 through 2021.

The principal components of the Company’s deferred tax assets at September 30, 2021 and 2020 are as follows:

	2021	2020
Net operating loss carryforward	$8,051,000	$6,536,000
Stock based compensation	975,000	1,196,000
Intangibles	276,000	305,000
Accruals and reserves	399,000	11,000
Total deferred tax asset	9,701,000	8,048,000
Valuation allowance	(9,701,000)	(8,048,000)
Net deferred tax assets	$-	$-
Change in valuation allowance during the year	$(1,653,000)	$(1,092,357)

A reconciliation of the United States Federal Statutory rate to the Company’s effective tax rate for the years ended September 30, 2021 and 2020 are as follows. For the year ended September 30, 2021 and 2020, the Company’s effective tax rate differs from the federal statutory rate principally due to non deductible warrant interest expense plus an increase in the deferred tax asset valuation allowance.

	2021	2020
Income tax provision at statutory rate	-21.0%	-21.0%
Warrant interest expense	12%	9%
Change in valuation allowance	7%	9%
Prior year true up	2%	3%
Effective tax rate	0%	0%

As of September 30, 2021, there were no uncertain tax positions. Management does not anticipate any future adjustments in the next twelve months which would result in a material change to its tax position. For the years ended September 30, 2021 and 2020, the Company did not have any interest and penalties.